                                                                 EXHIBIT 10.6(a)

                                 FIFTH AMENDMENT
                                       TO
                                 LOAN AGREEMENT
                                      AMONG
                              BANK OF AMERICA, N.A.
                                       AND
                                 LABARGE, INC.,
                               LABARGE/STC, INC.,
                             LABARGE WIRELESS, INC.
                                       AND
                                LABARGE OCS, INC.


         This AMENDMENT to LOAN AGREEMENT ("this Amendment") is entered into as of October 24, 2000, by LABARGE, INC., LABARGE/STC, INC., LABARGE WIRELESS, INC., AND LABARGE OCS, INC. (collectively and separately, "Borrower") and BANK OF AMERICA. N.A. (formerly known as NationsBank, N.A., which was successor by merger to The Boatmen's National Bank of St. Louis) ("Bank").

                                    RECITALS:

A. Borrower and Bank are parties to that certain Loan Agreement dated as of June 25, 1996, as amended (as so amended and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time, the "Loan Agreement").

B. Borrower has requested that Bank amend the Loan Agreement to increase the Revolving Commitment, which Bank is willing to do upon the terms and conditions contained herein.

         Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Bank hereby amend the Loan Agreement as follows:

1. DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement as amended hereby.

2. EFFECTIVE DATE OF AMENDMENT. This Amendment shall become effective as of October 25, 2000.

3.       AMENDMENTS TO LOAN AGREEMENT.

         3.1 REVOLVING ADVANCES. The number $15,000,000 in Section 3.1.1 of the Loan Agreement is hereby changed to $18,000,000, which is the new amount of the Revolving Commitment as of the effective date of this Amendment.

         3.2 MATURITY DATE. The date when the Revolving Loan is to be repaid with all unpaid accrued interest thereon is hereby changed to February 1, 2002.

         3.3 MINIMUM FIXED CHARGE COVERAGE. Section 16.3 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "16.3 MINIMUM FIXED CHARGE COVERAGE. The ratio of Borrower's EBITDA to Fixed Charges, calculated at the end of each fiscal quarter of Borrower on the basis of the four consecutive fiscal quarters then ended, shall not be less than 1.10 to 1.00.

         3.4 CERTAIN DEFINITIONS. The definitions of Adjusted Tangible Assets and Tangible Net Worth in Section 16 of the Loan Agreement is hereby deleted and the following definition of Net Worth is added:

         "`Net Worth' means, at any date: (a) the book value (net of depreciation, obsolescence, amortization, valuation and other proper reserves determined in accordance with GAAP) at which the assets of Borrower would be shown on a balance sheet at such date prepared in accordance with GAAP; less (b) the amount at which all liabilities would be shown on such balance sheet, including as liabilities all reserves for contingencies and other potential liabilities which would be shown on such balance sheet or disclosed in the notes thereto."

         3.5 MINIMUM NET WORTH. Section 16.4 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "16.4 MINIMUM NET WORTH. Borrower's Net Worth as of the end of each fiscal year of Borrower shall not be less than $24,000,000 plus 50% of cumulative net income (but not any net loss) of Borrower for all fiscal years of Borrower ended on or after June 30, 2001."

         3.6 MAXIMUM SENIOR DEBT TO EBITDA RATIO. Section 16.6 of the Loan Agreement is hereby amended to read in its entirety as follows:

         "16.6 MAXIMUM SENIOR DEBT TO EBITDA RATIO. The ratio of Borrower's Senior Debt to Borrower's EBITDA calculated at the end of each fiscal quarter of Borrower on the basis of the twelve consecutive calendar months then ended shall not be greater than the ratio specified in the table below:



         ----------------------------------------------- -----------------------
         For each fiscal quarter ended:                  The Senior Debt to
                                                         EBIDTA ratio shall
                                                         not be greater than:
         ----------------------------------------------- -----------------------
         Before September 30, 2000                       4.00 to 1.00
         ----------------------------------------------- -----------------------
         On or after September 30, 2000, and before      3.25 to 1.00
         June 30, 2001
         ----------------------------------------------- -----------------------
         On or after June 30, 2001                       3.00 to 1.00
         ----------------------------------------------- -----------------------

         3.7 ACQUISITION COVENANT. The following Section 15.6 is hereby added to the Loan Agreement:

         "15.6 ACQUISITIONS. Acquire any stock, partnership interest, membership interest or other equity interest in a Person, or acquire all or a material part of the assets of a Person, except asset acquisitions in the ordinary course of business that are not otherwise prohibited herein."

         3.8 ELIGIBLE ACCOUNTS AND INVENTORY CLAUSES. Subsections (i) and (v) of
Section 3.1.5 that were deleted from the Loan Agreement are hereby restored in their entirety thereto, and the words "and any other steps necessary to perfect lender's Security Interest" that were deleted from Subsection (vii) of Section 3.1.5 are hereby restored in their entirety thereto. Subsection (ii) of Section 3.1.6 that was deleted from the Loan Agreement is hereby restored in its entirety thereto.

4. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Bank as of the date hereof that (i) this Amendment has been duly authorized by Borrower's Board of Directors, (ii) no consents are necessary from any third parties for Borrower's execution, delivery or performance of this Amendment, (iii) this Amendment constitutes the legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms except as the enforcement thereof may be limited by bankruptcy, insolvency or other laws related to creditors rights generally or by the application of equity principles, (iv) the representations and warranties in the Loan Agreement are true and correct and have been true and correct at all times since the Effective Date, except as described in Exhibit A hereto, and (v) there exists no Default or Event of Default under the Loan Agreement, as amended by this Amendment.

5. WAIVER OF CERTAIN DEFAULTS. Bank hereby waives the Defaults and Events of Default that occurred prior to the effective date of this Amendment as a consequence of Borrower's violation of its covenant in Section 16.4 of the Loan Agreement.

6. EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under the Loan Agreement or any of the other Loan Documents, nor (except as expressly provided herein) constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the security interests of Bank under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

7. REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement, as amended hereby, is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iv) Borrower has no claim against Bank arising from or in connection with the Loan Agreement or the other Loan Documents.

8. GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

9. SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

10. COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

11. NOTICE ADDRESSES. The addresses of Bank and Borrower on the signature page hereof hereby replace the addresses for notices to Bank and Borrower, respectively, as referred to Section 19.1 of the Loan Agreement and listed on the signature page thereof.

12. INCORPORATION BY REFERENCE. Bank and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

13. STATUTORY NOTICE. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND BANK HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND BANK WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by appropriate duly authorized officers as of the date first above written.



LABARGE/STC, INC.                           LABARGE WIRELESS, INC.
By its       Vice President                 By its       Vice President
      ---------------------------------           ------------------------------

         /s/ Donald H. Nonnekamp                     /s/ Donald H. Nonnenkamp
---------------------------------------     ------------------------------------
Print Name:  Donald H. Nonnenkamp          Print Name:   Donald H. Nonnenkamp
            ---------------------------                 ------------------------
Notice Address:                             Notice Address:
C/O LaBarge, Inc.                           C/O LaBarge, Inc.
9900A Clayton Road                          9900A Clayton Road
St. Louis, MO  63124                        St. Louis, MO  63124
Attn:    Donald H. Nonnenkamp               Attn:    Donald H. Nonnenkamp
FAX # 812-9438                              FAX # 812-9438
TEL # 997-0800                              TEL # 997-0800


LABARGE, INC.                               LABARGE OCS, INC.
by its        Vice President                by its        Vice President
      ---------------------------------           ------------------------------

          /s/ Donld H. Nonnenkamp                     /s/ Donald H. Nonnenkamp
---------------------------------------     ------------------------------------

Print Name:   Donald H. Nonnenkamp          Print Name:   Donald H. Nonnenkamp
            ---------------------------                 ------------------------


Notice Address:                             Notice Address:
LaBarge, Inc.                               C/O LaBarge, Inc.
9900A Clayton Road                          9900A Clayton Road
St. Louis, MO  63124                        St. Louis, MO  63124
Attn:   Donald H. Nonnenkamp                Attn:    Donald H. Nonnenkamp
FAX # 812-9438                              FAX # 812-9438
TEL # 997-0800                              TEL # 997-0800

BANK OF AMERICA, N.A.
By its Vice President


  /s/Kevin L. Handley
---------------------------------------
Kevin L. Handley

Notice Address:
800 Market Street
St. Louis, MO  63101
Attn:  Peter J. Adams II
       M01-800-12-20
FAX # 466-6744
TEL # 466-7726

                                    EXHIBIT A

           Additions to the Disclosure Schedule in the Loan Agreement


None if nothing listed.